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                                                                    EXHIBIT 10.7

                            DEBT CONVERSION AGREEMENT


         This DEBT CONVERSION AGREEMENT (the "Agreement") is entered into as of the 11/th/ day of December, 2001 by and among WOLFPACK CORPORATION, a Delaware corporation ("Wolfpack"), LANCER OFFSHORE, INC., a British Virgin Islands corporation ("Lancer Offshore"), and LANCER PARTNERS, LIMITED PARTNERSHIP, a Connecticut limited partnership ("Lancer Partners").

         WHEREAS, the parties executed a Term Sheet on or about December 11, 2001 describing a transaction in which outstanding indebtedness owed by Wolfpack to Lancer Offshore and Lancer Partners is to be cancelled and converted into shares of Wolfpack common stock; and

         WHEREAS, this Debt Conversion Agreement is intended to document such cancellation and conversion.

         NOW, THEREFORE, the parties agree as follows:

         1. Conversion of Debt owed to Lancer Partners. Lancer Partners and
            ------------------------------------------
Wolfpack agree that $2,624,558 of outstanding principal and interest owed by Wolfpack to Lancer under Senior Subordinated Convertible Promissory Note dated on or about September 28, 2001 ("Partners' September Note") is cancelled and converted into 5,249,116 shares of Wolfpack common stock, which Partners' September Note shall be of no further force or effect, the original of which shall be returned to Wolfpack marked cancelled.

         2. Conversion of Debt owed to Lancer Offshore. Lancer Offshore and
            ------------------------------------------
Wolfpack agree that $5,400,779 of outstanding principal and interest owed by Wolfpack to Lancer under Senior Subordinated Convertible Promissory Note dated on or about September 28, 2001 ("Offshore's September Note") is cancelled and converted into 10,801,558 shares of Wolfpack common stock, which Offshore's September Note shall be of no further force or effect, the original of which shall be returned to Wolfpack marked cancelled.

         3. Loan and Issuance of Senior Subordinated Convertible Promissory
            ---------------------------------------------------------------
Notes. Lancer Partners agrees to lend $350,000 to Wolfpack, which funds Wolfpack
-----
acknowledges receiving, and in exchange therefor Wolfpack agrees to issue to Lancer Partners a Senior Subordinated Convertible Promissory Note dated December 11, 2001 in such principal amount in the form attached hereto as Exhibit A.
                                                                 ---------
Lancer Offshore agrees to lend $500,000 to Wolfpack, which funds Wolfpack acknowledges receiving, and in exchange therefor Wolfpack agrees to issue to Lancer Offshore a Senior Subordinated Convertible Promissory Note dated December 11, 2001 in such principal amount in the form attached hereto as Exhibit B.
                                                                 ---------
Collectively, such notes are referred to as "Wolfpack Notes").

         4. Waiver of Notices and Defaults.  Each of the parties hereto, by
            ------------------------------
executing this Agreement, does hereby waive any and all defaults and notices which are, or may be, required pursuant to the terms of the debt cancelled under Sections 1 and 2 hereof and the notes

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evidencing the same, in connection with the conversion and/or cancellation thereof provided for in this Agreement.

         5.       Representations and Warranties of Debt Holder.  As an
                  ---------------------------------------------
inducement to Wolfpack to enter into and perform this Agreement, each of Lancer Partners and Lancer Offshore (each, a "Debt Holder") hereby represents and warrants to Wolfpack as follows:

                  (a) Debt Holder has had the opportunity to discuss this Agreement and related documents with Debt Holder's legal counsel.

                  (b) Debt Holder understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the shares of Wolfpack common stock (the "Shares") issuable in connection with the conversion of the Wolfpack Notes, for investment, or any recommendation or endorsement of the offering of the Shares, and Debt Holder must forego the security, if any, such a review would provide.

                  (c) Debt Holder will acquire the Shares for Debt Holder's own account, with the intention of holding the Shares for investment, with no intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares; and shall not make any sale, transfer or other disposition of the Shares without registration under the Securities Act of 1933, as amended ( the "1933 Act"), and any applicable securities laws of any state or unless an exemption from registration is available under those Federal and state laws.

                  (d) Debt Holder represents that it has no need for liquidity in its investment in the Shares, and at the present time, could afford a complete loss of such investment.

                  (e) Debt Holder is an accredited investor as that term is defined in Section 501(a) under Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act. Debt Holder is financially able to bear the economic risk of this investment, including the ability to afford holding the Shares for an indefinite period.

                  (f) Except as otherwise noted, Debt Holder and/or its purchaser representative has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

                  (g) Debt Holder has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.

                  (h) Debt Holder understands that the provisions of Rule 144 promulgated under the 1933 Act may not be available to permit resales of the Shares, and that registration or compliance with some other registration exemption will be required.

                  (i) Debt Holder agrees that there will be placed on the certificates for the Shares, or any substitutions therefor, a legend stating in substance as follows:

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                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSES, EXCEPT IN TRANSACTIONS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH SECURITIES SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE ISSUER."

                  (j) Debt Holder is not subscribing for Wolfpack Notes or the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to Debt Holder in connection with investments the Wolfpack Notes and Shares generally.

         6.       Governing Law.  This Agreement, and the rights and obligations
                  -------------
of the parties hereunder, shall be construed and governed under the laws of the State of Delaware.

         7.       Counterparts.  This Agreement may be executed in counterparts,
                  ------------
all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         8.       Effect of Headings.  The Section headings herein are for
                  ------------------
convenience only, and shall not affect the construction hereof.

         9.       Entire Agreement.  This Agreement includes the parties'
                  ----------------
complete agreement with respect to the matters described herein. This Agreement includes Exhibits thereto.

                      [SIGNATURES APPEAR ON THE NEXT PAGE]

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         IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the date first above written.

                                       WOLFPACK CORPORATION

                                       By:______________________________________
                                       Title:___________________________________

                                       LANCER OFFSHORE, INC.

                                       By:______________________________________
                                       Its:_____________________________________

                                       Address:

                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

                                       LANCER PARTNERS, LIMITED PARTNERSHIP

                                       By:______________________________________
                                       Its:_____________________________________

                                       Address:

                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

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